ING VARIABLE PORTFOLIOS, INC.

ING Small Company Portfolio (“Portfolio”)

Supplement dated December 16, 2010

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus,

Class I Prospectus, Service Class (“Class S”) Prospectus,

and Service 2 Class (“Class S2”) Prospectus

(each a “Prospectus” and collectively “Prospectuses”) and

to the Portfolio’s Class ADV, Class I, Class S and Class S2

Statement of Additional Information (“SAI”)

each dated April 30, 2010

On December 15, 2010, the Portfolio’s Board of Directors approved closing the Portfolio to new shareholders with certain exceptions effective May 1, 2011. Effective May 1, 2011, the Portfolio’s Prospectuses and SAI will be revised as follows:

The following paragraphs are added following the third paragraph of the section entitled “How to Buy and Sell Shares” of the Portfolio’s Prospectuses and added to the end of the section entitled “Purchase and Redemption of Shares” found on page 95 of the Portfolio’s SAI:

ING Small Company Portfolio Closure

The Portfolio is closed to new shareholders, except for shares purchased by: (1) certain insurance company separate accounts that are currently offering the Portfolio as an investment option under Variable Contracts; (2) certain Qualified Plans outside the separate account context; (3) custodial accounts; (4) certain investment advisers and their affiliates in connection with the creation or management of the Portfolio; and (5) registered investment companies. Investments by currently invested separate accounts, Qualified Plans, custodial accounts, certain investment advisers and their affiliates, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions.

The Adviser, Sub-Adviser and Distributor each reserves the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis. Proof of eligibility may be required. Failure to do so may result in a rejection of the purchase. The Portfolio may reopen in the future subject to the discretion of the Board of Directors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE